Investment Strategy - BNY Mellon Research Growth Fund, Inc.	Feb. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]

To pursue its goals, the fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stock of companies that the fund considers to be growth companies. The fund considers growth companies to be companies in which the portfolio managers have identified a strong near-term catalyst for earnings growth or share price appreciation. These are companies which are either included in the Russell 3000 Growth Index, the S&P Composite 1500 Growth Index or the MSCI ACWI Growth Index, or that demonstrate growth characteristics which may include one or more of the following: a price-to-book ratio, price to earnings ratio, price to cash flow ratio, price to sales ratio, EPS growth, or sales growth rate that is higher than that of the S&P 500® Index.

The fund may invest up to 25% of its net assets in foreign securities.

The fund's investments are selected through a collaborative process between the fund's portfolio managers and the global research analysts at Newton Investment Management North America, LLC, the fund's sub-adviser, with each analyst responsible for generating investment ideas across their domain expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. At the same time, ideas can emanate from the portfolio managers who then leverage the expertise of the domain experts.

The fund typically sells a security when the investment team believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.